Exhibit 23



INDEPENDENT AUDITORS' CONSENT








      We consent to the incorporation by reference in Registration Statements No. 33-50406 and No. 33-50412 of Data Transmission Network Corporation on Forms S-8 of our reports dated February 12, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K of Data Transmission Network Corporation for the year ended December 31, 1998.





DELOITTE & TOUCHE LLP


Omaha, Nebraska
March 17, 1999

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